                                                                    Exhibit 99.1
--------------------------------------
CASE NAME: NTELOS Inc. et al.                                      ACCRUAL BASIS
--------------------------------------
CASE NUMBER: 03-32094-DOT
--------------------------------------
JUDGE:
--------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                          Eastern District of Virginia

                                    DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: April 30, 2003

     INACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY
       OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE /[1]/. DECLARATION OF THE PREPARER (OTHER THAN
    RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY
                                    KNOWLEDGE


RESPONSIBLE  PARTY:

/s/ Michael B. Moneymaker                    Senior VP & Chief Financial Officer
------------------------------------------  ------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

Michael B. Moneymaker                                  May 30, 2003
------------------------------------------  ------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE


PREPARER:
__________________________________________  ____________________________________
ORIGINAL SIGNATURE OF PREPARER                             TITLE

__________________________________________  ____________________________________
PRINTED NAME OF PREPARER                                   DATE

                               Chapter 11 Filings
                               Ntelos Inc., et al

Note that the attached monthly operating report for NTELOS Inc. and its Subsidiaries is on a consolidated basis. These Subsidiaries are indicated below along with the corresponding case numbers.

           Case No.                       Debtor
         -----------     ------------------------------------------

   1     03-32115        Botetourt Leasing, Inc.
   2     03-32111        NA Communications, Inc.
   3     03-32105        NTELOS Cable Inc.
   4     03-32099        NTELOS Cable of Virginia Inc.
   5     03-32100        NTELOS Communications Services Inc.
   6     03-32107        NTELOS Cornerstone Inc.
   7     03-32094        NTELOS Inc.
   8     03-32104        NTELOS Licenses Inc.
   9     03-32101        NTELOS NetAccess Inc.
  10     03-32103        NTELOS Network Inc.
  11     03-32097        NTELOS of Kentucky Inc.
  12     03-32096        NTELOS of Maryland Inc.
  13     03-32108        NTELOS PCS Inc.
  14     03-32098        NTELOS PCS North Inc.
  15     03-32102        NTELOS Telephone Inc.
  16     03-32095        NTELOS Wireless Inc.
  17     03-32119        R&B Cable, Inc.
  18     03-32106        R&B Communications, Inc.
  19     03-32114        R&B Network, Inc.
  20     03-32093        Richmond 20MHz, LLC
  21     03-32112        Roanoke & Botetourt Telephone Company
  22     03-32121        The Beeper Company
  23     03-32123        Virginia PCS Alliance, L.C.
  24     03-32109        Virginia RSA 6 Cellular Limited Partnership
  25     03-32131        Virginia Telecommunications Partnership
  26     03-32127        West Virginia PCS Alliance, L.C.

NTELOS Inc. (Debtor-In-Possession)
Condensed Consolidated Comparative Balance Sheets/1/
(Amounts in thousands)

                                               March 3, 2003           March 31, 2003           April 30, 2003
                                             -----------------       -------------------      ------------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                  $          17,215                  $ 24,839      $           26,487
  Accounts receivable                                   33,275                    33,013                  34,059
  Inventories and supplies                               2,161                     2,039                   1,858
  Other receivables and deposits                         4,928                     3,049                   3,079
  Prepaid expenses and other                             4,446                     6,405                   6,502
                                             -----------------       -------------------      ------------------
                                                        62,025                    69,345                  71,985
                                             -----------------       -------------------      ------------------
SECURITIES AND INVESTMENTS
  Restricted investments                                 7,829                     7,829                   7,829
  Other securities and investments                         519                       533                     533
                                             -----------------       -------------------      ------------------
                                                         8,348                     8,362                   8,362
                                             -----------------       -------------------      ------------------

PROPERTY AND EQUIPMENT
  In service                                           563,009                   566,643                 568,650
  Under construction                                    17,201                    16,828                  17,072
                                             -----------------       -------------------      ------------------
                                                       580,210                   583,471                 585,722

  Less:  Accumulated depreciation                      149,142                   153,315                 156,305
                                             -----------------       -------------------      ------------------
                                                       431,068                   430,156                 429,417
                                             -----------------       -------------------      ------------------

OTHER ASSETS
  Goodwill                                              86,016                    86,016                  86,016
  Other intangible assets                                1,810                     1,793                   1,775
  Radio spectrum licenses in service                   107,234                   107,234                 107,234
  Other radio spectrum licenses                          2,485                     2,441                   2,398
  Radio spectrum licenses not in service                 7,112                     7,107                   7,107
  Deferred charges                                      18,925                     4,917                   4,816
  Deferred income taxes                                  7,772                     7,485                   7,485
                                             -----------------       -------------------      ------------------
    Other Assets                                       231,354                   216,993                 216,831
                                             -----------------       -------------------      ------------------
  TOTAL ASSETS                               $         732,795       $           724,856      $          726,595
                                             =================       ===================      ==================

/(1)/ The Debtor's ongoing balance sheet review and reconciliation procedures may reveal additional required balance sheet reclassifications.

NTELOS Inc. (Debtor-In-Possession)
Condensed Consolidated Comparative Balance Sheets/1/
(Amounts in thousands)

                                                                 March 3, 2003         March 31, 2003       April 30, 2003
                                                               -----------------     -----------------    -----------------
LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES

Liabilities Not Subject to Compromise

 Long-term debt in default and scheduled maturities            $               -     $           2,371    $           2,371
 Accounts payable                                                              -                 9,470               10,215
 Advance payments                                                              -                 9,365                9,460
 Customer deposits                                                             -                 2,015                2,111
 Accrued payroll                                                               -                 1,620                2,430
 Accrued interest                                                              -                   459                1,651
 Deferred revenue                                                              -                 1,106                1,153
 Current income tax payable                                                    -                   106                  216
 Other accrued liabilities                                                     -                 1,877                3,520
                                                               -----------------     -----------------    -----------------
  Total Liabilities Not Subject to Compromise                                  -                28,389               33,127

Liabilities Subject to Compromise                                      1,078,175               722,417              720,725
                                                               -----------------     -----------------    -----------------
                                                                       1,078,175               750,806              753,852
                                                               -----------------     -----------------    -----------------

LONG-TERM LIABILITIES
Long-Term Liabilities Not Subject to Compromise

 Long-term Debt                                                           11,958                11,958               11,958
 Other Long-Term Liabilities
   Retirement benefits                                                         -                   287                  660
   Long-term deferred liabilities                                              -                21,473               21,339
                                                               -----------------     -----------------    -----------------
                                                                          11,958                33,718               33,957

Long-Term Liabilities Subject to Compromise                                    -                40,916               40,769
                                                               -----------------     -----------------    -----------------
                                                                          11,958                74,634               74,726
                                                               -----------------     -----------------    -----------------

MINORITY INTERESTS                                                           523                   503                  503

Redeemable Convertible Preferred Stock Subject to Compromise                   -               298,246              298,246

SHAREHOLDERS' DEFICIT
 Common Stock                                                            182,380               182,380              182,380
 Stock warrants                                                           22,874                22,874               22,874
 Accumulated deficit                                                    (547,749)             (589,673)            (591,072)
 Accumulated other comprehensive loss                                    (15,366)              (14,914)             (14,914)
                                                               -----------------     -----------------    -----------------
                                                                        (357,861)             (399,333)            (400,732)
                                                               -----------------     -----------------    -----------------
TOTAL LIABILITIES AND
 SHAREHOLDERS' DEFICIT                                         $         732,795     $         724,856    $         726,595
                                                               =================     =================    =================

/(1)/ The Debtor's ongoing balance sheet review and reconciliation procedures may reveal additional required balance sheet reclassifications.

NTELOS Inc. (Debtor-In-Possession)
Income Statement
2003

                                                            March**           April
                                                            Actual           Actual
                                                        -----------------------------
OPERATING REVENUE
  Wireline Communications                               $   7,901,269    $  8,465,385
  Wireless Communications                                  14,437,809      16,511,389
  Other Communication Services                                467,668         529,474
                                                        -----------------------------
    TOTAL OPERATING REVENUES                               22,806,746      25,506,248 *

OPERATING EXPENSES
  Cost of sales                                             3,130,969       3,769,040
  Access                                                    1,894,470       1,841,867
  Advertising, marketing and external relations               932,575         767,338
  Retention                                                   378,887         586,691
  Cell site                                                 1,204,564       1,324,219
  Contracted services                                         223,335         218,919
  Directory                                                    66,740          73,952
  Intercompany eliminations                                  (522,315)       (523,926) *
  Materials & supplies                                        176,182         450,370
  Operating taxes                                             492,069         494,481
  Postage & freight                                           122,361         142,312
  Professional fees                                           124,896         236,881
  Rent                                                        406,317         480,870
  Repairs & maintenance                                       284,467         104,736
  Roamer administration                                        99,792         137,298
  Salaries, wages & benefits
   Salaries & wages                                         3,083,359       3,712,369
   Capitalized labor                                         (503,055)       (471,652)
   Benefits                                                   901,815       1,146,955
   MIP                                                        221,299         604,694
  Sal & wages - I/C svcs                                         (510)           (129)
  Selling expenses                                          1,036,231       1,292,933
  Telephone - wireline & wireless                             268,023         242,913
  Recruiting, training and T&E                                 65,239         122,394
  Utilities                                                    73,554         124,820
  Vehicle                                                      89,650          72,782
  Corporate and other                                         962,417       1,013,963
                                                        -----------------------------
   TOTAL OPERATING EXPENSES                                15,213,331      17,967,090
                                                        -----------------------------

EBITDA Before Allocations                                   7,593,415       7,539,158

Total Allocations                                             (45,220)        (42,844)
                                                        -----------------------------

EBITDA Before Restructuring Charges                         7,638,635       7,582,002

Operational and capital restructuring charges                 334,338               -
                                                        -----------------------------

EBITDA                                                      7,304,297       7,582,002

OTHER INCOME/EXPENSE

Depreciation & amortization                                (6,558,804)     (5,650,135)
Accretion of asset retirement obligations                    (152,347)        (54,715)
Reorganization items                                      (29,358,383)     (1,070,259)
Interest expense                                           (1,830,917)     (2,047,303)
Other income/(expense)                                       (104,643)        (47,723)
                                                        -----------------------------
   TOTAL OTHER INCOME/(EXPENSE)                           (38,005,094)     (8,870,135)

LOSS FROM CONTINUING OPERATIONS
   BEFORE INC TAXES, MINORITY INTERESTS &
   CUMULATIVE EFFECT OF AN ACCOUNTING CHANGE              (30,700,797)     (1,288,133)
 Income taxes                                                 165,013         110,000
 Minority interests                                           (20,523)              -
                                                        -----------------------------
LOSS BEFORE CUMULATIVE EFFECT OF AN
   ACCOUNTING CHANGE                                      (30,845,287)     (1,398,133)
                                                        -----------------------------
Cumulative effect of accounting change                     (2,753,405)              -
                                                        -----------------------------
NET LOSS BEFORE PREFERRED DIVIDEND                        (33,598,692)     (1,398,133)
Reorganization item - accretion of preferred stock          8,325,000               -
                                                        -----------------------------

NET LOSS AVAILABLE TO COMMON OWNERS                     $ (41,923,692)   $ (1,398,133)
                                                        =============================

*NOTE: The revenues reflected in this statement have been reduced by I/C revenue eliminations of $.5 million for both periods presented. There is no EBITDA impact from these eliminations.

**Represents the period March 4, 2003 through March 31, 2003.

                          NTELOS Inc. and Subsidiaries
           AS REPORTED Consolidating Income Statement - Current Month

                                 April 30, 2003

                                                   Consolidated   Telephone /1/   Network /2/    CLEC /3/    Internet /4/
                                                  -----------------------------------------------------------------------
TOTAL OPERATING REVENUES                            $25,506,248    $4,379,877      $ 761,534    $2,336,333    $1,519,501

OPERATING EXPENSES
  Cost of sales                                       3,769,040             -              -             -             -
  Access                                              1,841,868       135,653         34,128       807,977       408,219
  Advertising, marketing & external relations           767,339         3,028            522        31,460        13,333
  Retention                                             586,691             -              -             -             -
  Cell site                                           1,324,219             -              -             -             -
  Contracted services                                   218,919        61,030         16,399         3,488             -
  Directory                                              73,952        73,850              -           102             -
  Intercompany eliminations                            (523,926)            -              -             -             -
  Materials & supplies                                  450,371        28,702            667           126        11,344
  Operating taxes                                       494,481        62,360         14,413        34,216        12,579
  Postage & freight                                     142,313         2,181              -           202            49
  Professional fees                                     236,881        18,000          1,014             -             -
  Rent                                                  480,870       104,432         28,890        19,739         4,926
  Repairs & maintenance                                 104,737        10,129       (207,828)        5,361           300
  Roamer administration                                 137,298             -              -             -             -
  Salaries, wages & benefits                          4,992,365     1,293,785          8,537       101,215        45,861
  Sal & wages - I/C svcs                                   (129)      (68,085)        24,091        49,382        (5,935)
  Selling expenses                                    1,292,934         4,447          8,165        39,890        23,533
  Telephone - wireline & wireless                       242,912        28,259         12,750         3,959           473
  Recruiting, training and T&E                          122,397        13,780             48         2,567           270
  Utilities                                             124,821        48,373          2,001            78         1,133
  Vehicle                                                72,782        23,157          2,189         3,106         1,327
  Corporate and other                                 1,013,955        48,102            868         9,769         7,222
                                                  -----------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                           17,967,090     1,891,194        (53,146)    1,112,637       524,634

  Total Allocations                                     (42,844)     (215,598)       163,273       429,306       379,557

EBITDA - 2003                                         7,582,002     2,704,281        651,407       794,390       615,310

Depreciation & amortization                          (5,650,135)     (647,365)      (292,430)     (226,567)     (237,705)
Accretion of asset retirement obligations               (54,715)            -              -        (8,410)            -
Reorganization items                                 (1,070,259)            -              -             -             -
Interest expense                                     (2,047,303)      (57,641)           (60)          598             -
Other income/(expense)                                  (47,723)      296,952       (198,706)     (217,029)     (126,671)
                                                  -----------------------------------------------------------------------
  TOTAL OTHER INCOME/(EXPENSE)                       (8,870,135)     (408,054)      (491,196)     (451,408)     (364,376)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES, MINORITY INTERESTS &
  CUMULATIVE EFFECT OF AN ACCTG CHANGE               (1,288,133)    2,296,227        160,211       342,982       250,934

  Income taxes                                          110,000             -              -             -             -
  Minority interests                                          -             -              -             -             -
                                                  -----------------------------------------------------------------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
  AN ACCOUNTING CHANGE                               (1,398,133)    2,296,227        160,211       342,982       250,934

Cumulative effect of an accounting change                     -             -              -             -             -
                                                  -----------------------------------------------------------------------
NET INCOME (LOSS) BEFORE PREFERRED DIVIDEND          (1,398,133)    2,296,227        160,211       342,982       250,934

Redeemable preferred dividend                                 -             -              -             -             -
                                                  -----------------------------------------------------------------------
NET INCOME (LOSS) AVAILABLE TO COMMON OWNERS        $(1,398,133)   $2,296,227      $ 160,211    $  342,982     $ 250,934
                                                  =======================================================================









                                                 Wirless PCS /5/  Other Wrls /6/  Paging /7/  Other /8/  Holding Co /9/  Elim's /10/
                                                ------------------------------------------------------------------------------------
TOTAL OPERATING REVENUES                          $ 16,521,157     $         -     $ 93,230   $ 340,093   $    78,449    $ (523,926)

OPERATING EXPENSES
  Cost of sales                                      3,769,040               -            -           -             -             -
  Access                                               444,762               -       10,129       1,000             -             -
  Advertising, marketing & external relations          706,442             156        4,436       1,522         6,440             -
  Retention                                            576,522          10,169            -           -             -             -
  Cell site                                          1,311,230               -        7,550       5,439             -             -
  Contracted services                                   39,646          39,616          129       7,170        51,441             -
  Directory                                                  -               -            -           -             -             -
  Intercompany eliminations                                  -               -            -           -             -      (523,926)
  Materials & supplies                                 107,952          26,431            -         853       274,296             -
  Operating taxes                                      310,828           7,270        2,060      12,925        37,830             -
  Postage & freight                                     21,860          13,518            -          77       104,426             -
  Professional fees                                    135,015               -            -       1,833        81,019             -
  Rent                                                 233,162          40,421        2,068      22,337        24,895             -
  Repairs & maintenance                                197,358          22,226            -       8,334        68,857             -
  Roamer administration                                123,905          13,393            -           -             -             -
  Salaries, wages & benefits                         1,066,854       1,012,766           17      68,632     1,394,698             -
  Sal & wages - I/C svcs                                   642          (1,719)       4,145      (1,925)         (725)            -
  Selling expenses                                   1,134,367          79,406          225       2,091           810             -
  Telephone - wireline & wireless                       64,419          21,819          576       4,246       106,411             -
  Recruiting, training and T&E                          47,200          27,493            -         310        30,729             -
  Utilities                                             23,561          14,011            -      12,483        23,181             -
  Vehicle                                               27,121           1,659            -       8,197         6,026             -
  Corporate and other                                  134,247          16,134            -      15,893       781,720             -
                                                ------------------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                          10,476,133       1,344,769       31,335     171,417     2,992,054      (523,926)

  Total Allocations                                  2,482,355      (1,253,993)      45,551      68,308    (2,141,603)            -

EBITDA - 2003                                        3,562,669         (90,776)      16,344     100,368      (772,002)            -

Depreciation & amortization                         (4,079,388)        (30,337)      (3,466)   (108,688)      (24,189)            -
Accretion of asset retirement obligations              (46,165)           (140)           -           -             -             -
Reorganization items                                         -               -            -           -    (1,070,259)            -
Interest expense                                      (120,049)              -            -           -    (1,870,151)            -
Other income/(expense)                              (2,923,181)     (5,327,533)       2,122       3,291     8,443,032             -
                                                ------------------------------------------------------------------------------------
  TOTAL OTHER INCOME/(EXPENSE)                      (7,168,783)     (5,358,010)      (1,344)   (105,397)    5,478,433             -

NET INCOME (LOSS) FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES, MINORITY INTERESTS &
  CUMULATIVE EFFECT OF AN ACCTG CHANGE              (3,606,114)     (5,448,786)      15,000      (5,029)    4,706,431             -

  Income taxes                                          83,000               -            -           -        27,000             -
  Minority interests                                         -               -            -           -             -             -
                                                ------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
  AN ACCOUNTING CHANGE                              (3,689,114)     (5,448,786)      15,000      (5,029)    4,679,431             -

Cumulative effect of an accounting change                    -               -            -           -             -             -
                                                ------------------------------------------------------------------------------------
NET INCOME (LOSS) BEFORE PREFERRED DIVIDEND         (3,689,114)     (5,448,786)      15,000      (5,029)    4,679,431             -

Redeemable preferred dividend                                -               -            -           -             -             -
                                                ------------------------------------------------------------------------------------
NET INCOME (LOSS) AVAILABLE TO COMMON OWNERS      $ (3,689,114)    $(5,448,786)    $ 15,000    $ (5,029)  $ 4,679,431    $        -
                                                ====================================================================================

/1/ The debtors included in this segment are: NTELOS Telephone Inc. and Roanoke & Botetourt Telephone Company.
/2/ The debtors included in this segment are: R&B Network, Inc., NTELOS Network Inc. (VA Network operations), NTELOS Wireless Inc. (WV Network operations owned by NTELOS Wireless Inc.), Virginia Telecommunications Partnership, & VITAL.
/3/ The debtors included in this segment are: R&B Network, Inc.(R&B CLEC operations), NA Communications, Inc., NTELOS Network Inc. (VA CLEC operations), & NTELOS Wireless Inc. (WV CLEC operations owned by NTELOS Wireless Inc.).
/4/ The debtors included in this segment are: R&B Communications, Inc. (R&B ISP operations), NTELOS Network Inc.(VA ISP operations), NTELOS Cornerstone Inc., & NTELOS Wireless Inc. (WV ISP operations owned by NTELOS Wireless Inc.).
/5/ The debtors included in this segment are: Richmond 20MHz, LLC, VA RSA 6 Cellular Limited P'ship, Virginia PCS Alliance, L.C., West Virginia PCS Alliance, L.C., & NTELOS PCS North Inc.
/6/ The debtors included in this segment are: NTELOS Wireless Inc. (represents books of Wireless corporate/shared functions).
/7/ The debtors included in this segment are: NTELOS Wireless Inc. (represents the primary paging market operations) & The Beeper Company.
/8/ The debtors included in this segment are: NTELOS Communications Services Inc., NTELOS Cable of Virginia Inc., NTELOS Cable Inc., & R&B Cable, Inc.
/9/ The debtors included in this segment are: NTELOS Inc., & R&B Communications, Inc. (R&B Holding Company operations).
/10/ This column contains intercompany eliminations only.

NTELOS Inc. (Debtor-in-possession)

Cash Flow Exhibit

                                                                        For the Period:
                                                               Mar 4-31, 2003   Apr 1-30, 2003
OPERATIVE INFLOWS
   HORIZON                                                        $  3,000          $  3,000
   AT&T                                                                452               480
   CUSTOMER RECEIPTS                                                21,802            22,759
                                                                  --------          --------
   TOTAL INFLOWS                                                    25,254            26,239
                                                                  --------          --------

OPERATIVE OUTFLOWS

   Cost of Sales-Handsets & Accessories                             (1,648)           (2,345)
   Advertising & Marketing                                             (67)           (1,023)
   Rent/Cell Site                                                   (1,313)           (1,548)
   Salaries & Benefits                                              (4,049)           (5,070)
   Operating Taxes                                                  (1,622)           (1,375)
   Other                                                            (6,219)           (6,588)
                                                                  --------          --------
   TOTAL OUTFLOWS                                                  (14,918)          (17,949)
                                                                  --------          --------

FINANCIAL AND ADVISOR EXPENSES
   INTEREST LTD                                                     (1,710)             (727)
   JLL                                                                   0                 0
   FCC                                                                   0                 0
   RUS/RTB                                                               0                 0
   FEES                                                                (70)                0
   DEBT REPAYMENT-SR. CREDIT FACILITY                                 (250)                0
   ADVISOR & BANK FEES                                                (672)             (257)
                                                                  --------          --------
   TOTAL FINANCIAL AND ADVISOR EXPENSES                             (2,702)             (984)
                                                                  --------          --------

OPERATING CASH FLOW BEFORE CAP EX                                    7,634             7,306
                                                                  --------          --------
TOTAL CAP EX                                                          (125)           (5,230)
                                                                  --------          --------

OPERATING CASH FLOW                                                  7,509             2,076

INITIAL CASH BALANCE                                                15,953            23,462
                                                                  --------          --------
ENDING CASH BALANCE                                                 23,462            25,538
   Deposits in Transit & other reconciling items                     1,377               949
                                                                  --------          --------
   Balance per Financial Statements                               $ 24,839          $ 26,487
                                                                  ========          ========

-------------------------------------
CASE  NAME:  NTELOS Inc. et al.                                  ACCRUAL BASIS-4
-------------------------------------
CASE  NUMBER:  03-32094-DOT
-------------------------------------




-----------------------------------------------------------------------------------------------
                                                SCHEDULE      03/31/2003        04/30/2003
                                                            -----------------------------------
ACCOUNTS RECEIVABLE AGING                        AMOUNT
                                                            -----------------------------------

-----------------------------------------------------------------------------------------------
1.      0-30                                                 $ 21,298,047      $ 23,211,543
-----------------------------------------------------------------------------------------------
2.      31-60                                                  10,980,597        10,242,037
-----------------------------------------------------------------------------------------------
3.      61-90                                                   2,087,902         2,122,425
-----------------------------------------------------------------------------------------------
4.      91+                                                    19,498,038        20,277,509
-----------------------------------------------------------------------------------------------
5.      TOTAL ACCOUNTS RECEIVABLE              33,190,045      53,864,584        55,853,514
-----------------------------------------------------------------------------------------------
6.      AMOUNT CONSIDERED UNCOLLECTIBLE                        20,851,728        21,793,121
-----------------------------------------------------------------------------------------------
7.      ACCOUNTS RECEIVABLE (NET)            $ 33,190,045    $ 33,012,856      $ 34,060,393
-----------------------------------------------------------------------------------------------

NTELOS Inc.
Cautionary Statement

The Company cautions readers not to place undue reliance upon the information contained herein. The Monthly Operating Report ("Operating Report") contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report also contains information for a period which is shorter than those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). The information contained in the Operating Report might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements. Results set forth in the Operating Report should not be viewed as indicative of future results.

Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

The Operating Report, as well as other statements made by representatives of the Company, may contain "forward-looking statements" concerning the Company's future expectations, financial and operating projections, plans, strategies and the trading market for its securities, including the Company's ability to finalize the terms of a plan of reorganization acceptable to the Company's senior noteholders and bank group. Forward-looking statements made by the Company are based on a number of assumptions, estimates and projections. These statements are not guarantees of future performance and involve risks and uncertainties, including those relating to (i) the impact of the bankruptcy filing on the Company's business, (ii) the interest of market makers and others in maintaining an active market for the Company's securities, (iii) the Company's ability to operate under debtor-in-possession financing, (iv) the Company's ability to develop, prosecute, confirm and consummate a plan of reorganization, (v) the Company' ability to maintain vendor, lessor and customer relationships while in bankruptcy, (vi) the additional expenses associated with bankruptcy as well as the possibility of unanticipated expenses, and (vii) market conditions and competition in the communications industry generally and those set forth in documents filed by the Company with the Securities and Exchange Commission, and any significant deviations from these assumptions could cause actual results, performance or achievements of the Company to differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to revise or update such forward-looking statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities and securities. At this time, it is not possible to predict the final outcome of the bankruptcy proceedings.